Exhibit 99.1

Janus International Group Acquires Kiwi II Construction

TEMPLE, GA, January 8, 2026 – Janus International Group, Inc. (NYSE: JBI) (“Janus” or the “Company”), a leading provider of building product solutions and cutting-edge access control technologies for the self-storage and other commercial and industrial sectors, today announced its asset acquisition of Kiwi II Construction (“Kiwi II”), a premier self-storage and pre-engineered buildings provider. The acquisition will allow Janus to offer a more comprehensive suite of products and services to self-storage owner-operators and enhance its services for self-storage general contractors, representing another step forward in Janus’s ongoing commitment to provide a comprehensive suite of self-storage building solutions throughout North America.

As consideration for the asset acquisition, the Company paid approximately $97.2 million in cash. This reflects an approximate 5x transaction multiple of adjusted EBITDA, including expected annualized full-year synergies and anticipated tax-savings. Post acquisition, Janus’s net leverage ratio1 is expected to remain within the stated long-term target range of 2.0x to 3.0x.

Headquartered in Temecula, California, and founded in 1982, Kiwi II designs, value engineers, bids, supplies building materials, and installs steel buildings for the self-storage industry, including single-story, multi-story, boat/RV storage, climate-controlled, and custom buildings. Kiwi II’s net sales are expected to be approximately $90.0 million in fiscal 2025. Following the acquisition, the existing Chief Executive Officer and Chief Operating Officer of Kiwi II will remain with the business.

“We are very pleased to welcome Kiwi II to the Janus family, which we believe will expand and strengthen Janus’s building solutions capabilities,” said Ramey Jackson, Janus’s Chief Executive Officer. “Kiwi II is well-known for its premium customer service and closely aligns with our core business at Janus. With Wayne Woolsey, Kiwi II Chief Executive Officer, joining our team, we’ve added one of the most well-respected and experienced leaders in the industry to our team. We believe that the acquisition of Kiwi II will enhance our ability to continue to serve and support our customers with high quality products and solutions to help them develop and redevelop more efficiently.”

1 The net leverage ratio is the ratio of the Company’s consolidated senior secured indebtedness reduced by cash to the Company’s trailing four-quarter consolidated adjusted EBITDA. Net leverage ratio and adjusted EBITDA are Non-GAAP financial measures. Refer to the Company’s filings with the SEC for more information about such Non-GAAP financial measures and a reconciliation to the most directly related GAAP financial measure. The Company has excluded a quantitative reconciliation of the net leverage ratio with respect to the Company’s long-term target range under the “unreasonable efforts” exception in Item 10(e)(1)(i)(B) of Regulation S-K.

“We’re very excited to join the Janus team. The quality of their products, scope of their offering, and their expertise in the self-storage industry are second to none. We believe that this will allow us to continue to grow our building services throughout North America,” said Wayne Woolsey, Chief Executive Officer of Kiwi II.

Janus entered the self-storage building space in 2019 with the acquisition of BETCO, Inc., a leading innovator in engineering, design, manufacturing, and construction of self-storage buildings. At present, both Kiwi II and BETCO, Inc. will continue to operate under their own brand names.

Massumi + Consoli LLP served as legal advisor to Janus.

About Janus International Group

Janus International Group, Inc. (www.JanusIntl.com) is a leading global manufacturer and supplier of turn-key self-storage, commercial and industrial building solutions, including: self-storage buildings, roll-up and swing doors, commercial and rolling steel doors, hallway systems, relocatable storage units and smart security and locking technologies. The Janus team operates out of several U.S. and international locations.

About Kiwi II Construction

Kiwi II Construction (www.kiwiconstruction.com) serves both the self-storage and pre-engineered building industries with multi-story and single-story self-storage buildings, RV buildings, flex buildings, and pre-engineered buildings constructed entirely from metal or steel components. From the beginning of the design phase through project completion, the Kiwi II team helps customers complete projects on schedule and on budget.

Forward-Looking Statements

Certain statements in this communication may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this communication are forward-looking statements, including, but not limited to statements regarding Janus’s belief regarding the demand outlook for Janus’s products, the strength of the industrials markets, and statements regarding Kiwi II and the acquisition of Kiwi II, including Janus’s ability to integrate the Kiwi II business, its team, and its capabilities with Janus’s operations, achieve expected synergies and grow Janus’s operations, achieve enhanced products and services, and otherwise realize the intended benefits of the acquisition. When used in this communication, words such as “may,” “should,” “will,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” or the negative of such terms or other similar expressions, as they relate to the management team, identify forward-looking statements. Such forward-looking statements are based on the current beliefs of Janus’s management, based on currently available information, as to the outcome and timing of future events, and involve factors, risks, and uncertainties that may cause actual results in future periods to differ materially from such statements, many of which are outside of Janus’s control.

In addition to factors previously disclosed in Janus’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (i) risks related the industries in which Janus operates, including the self-storage industry; (ii) the highly competitive nature of the industries in which Janus operates, including the self-storage industry and Janus’s ability to compete therein; (iii) litigation, complaints, and/or adverse publicity; (iv) cyber incidents or directed attacks that could result in information theft, data corruption, operational disruption, and/or financial loss; and (v) the risk that the demand outlook for Janus’s products and/or services may not be as strong as anticipated.

There can be no assurance that the events, results, or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and Janus is not under any obligation and expressly disclaims any obligation to update, alter, or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Janus and is not intended to form the basis of an investment decision in Janus. All subsequent written and oral forward-looking statements concerning Janus or other matters and attributable to Janus or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above and under the heading “Risk Factors” in Janus’s most recently filed Annual Report on Form 10-K and Quarterly Report on Form 10-Q, as updated from time to time in amendments and its subsequent filings with the SEC.

Investor Contact

Sara Macioch

Senior Director, Investor Relations

770-562-6399

IR@janusintl.com

Media Contact

Christine DeBord

Marketing

Marketing@Janusintl.com

Source: Janus International Group, Inc.

3